                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          May 1, 2001
                                                     ------------------------


                         NEXTEL COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                    0-19656               36-3939651
 (State or other jurisdiction         (Commission          (I.R.S. Employer
       of incorporation)              File Number)        Identification No.)


  2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                      20191
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:        (703) 433-4000
                                                     ------------------------


-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)





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ITEM 5.           OTHER EVENTS.

                  On May 1, 2001, Nextel issued a press release announcing its financial results and other data for the quarter ended March 31, 2001 as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference. Nextel's guidance relating to the full year 2001 contained in its press release dated and filed with the Securities and Exchange Commission February 16, 2001 spoke only as of its date, has been superceded by subsequent events and should no longer be relied on.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                        NOT APPLICABLE

                  (b)   PRO FORMA FINANCIAL INFORMATION.
                        NOT APPLICABLE

                  (c)   EXHIBITS.

                        Exhibit No          Exhibit Description
                        ----------          -------------------
                            99.1            Press Release



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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NEXTEL COMMUNICATIONS, INC.


Date: May 1, 2001             By:  /s/ Leonard J. Kennedy
                                ----------------------------------------------
                                  Leonard J. Kennedy
                                  Senior Vice President and General Counsel


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                                EXHIBIT INDEX

                        Exhibit No          Exhibit Description
                        ----------          -------------------
                            99.1            Press Release